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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 24, 1999



Commission                     Registrant;                      IRS Employer
File Number             State of Incorporation;               Identification No
                        Address; and Telephone Number


1-9513                       CMS ENERGY CORPORATION              38-2726431
                            (A Michigan Corporation)
                        Fairlane Plaza South, Suite 1100
                              330 Town Center Drive
                            Dearborn, Michigan 48126
                                 (313) 436-9261


1-5611                      CONSUMERS ENERGY COMPANY             38-0442310
                            (A Michigan Corporation)
                            212 West Michigan Avenue
                                Jackson, Michigan
                                 (517) 788-1030




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ITEM 5.  OTHER EVENTS.

          CMS Energy Corporation today announced that it has mailed to all of its Class G common stockholders a notice of an exchange, effective at close of business on October 25, 1999, of up to 6.2 million shares of CMS Energy common stock for all outstanding shares of Class G common stock. A copy of the Corporation's press release announcing the exchange date and the quarterly dividend announcement is attached as an exhibit to this current report. Additional details concerning the exchange can be found in the Corporation's current report dated September 9, 1999.

ITEM 7.  EXHIBITS.

(99)      CMS Energy Corporation press release dated September 24, 1999.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CMS ENERGY CORPORATION



Dated:     September 24, 1999                   By:  /s/ A.M. Wright
                                                    --------------------
                                                    Alan M. Wright
                                                    Senior Vice President and
                                                      Chief Financial Officer


                                                CONSUMERS ENERGY COMPANY



Dated:     September 24, 1999                   By:  /s/ A.M. Wright
                                                     -----------------
                                                     Alan M. Wright
                                                     Senior Vice President and
                                                       Chief Financial Officer













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                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION
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 (99)                CMS Energy Corporation press release dated September